                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant []

   Check the appropriate box:

   []  Preliminary Proxy Statement
   [] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
   [X] Definitive Proxy Statement
   []  Definitive Additional Materials
   []  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                MYRIAD GENETICS
  ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

  ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (check the appropriate box):

   [ X ] No fee required.
   [] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
   [] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)Title of each class of securities to which transaction applies:

   2)Aggregate number of securities to which transaction applies:

   3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4)Proposed maximum aggregate value of transaction:

   5)Total fee paid:

   [] Fee paid previously with preliminary materials.
   [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)Amount previously paid:

   2)Form, Schedule or Registration Statement No.:

   3)Filing Party:

   4)Date Filed:

Notes:

                             MYRIAD GENETICS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held August 15, 2000

To the Stockholders of Myriad Genetics, Inc.:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Myriad Genetics, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, August 15, 2000, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah, at 9:00 a.m. for the following purposes:

  1. To consider and take action upon a proposal recommended by the Board of Directors to amend the Company's Restated Certificate of Incorporation to increase the Company's authorized common stock from 15 million shares to 60 million shares.

  2. To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

   The Board of Directors has fixed the close of business on July 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

   All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Christopher L. Wight

                                          Christopher L. Wight
                                          Secretary

July 27, 2000

                             MYRIAD GENETICS, INC.
                                 320 WAKARA WAY
                           SALT LAKE CITY, UTAH 84108
                                 (801) 584-3600

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Myriad Genetics, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Special Meeting of Stockholders to be held at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah, on Tuesday, August 15, 2000, at 9:00 a.m., and any adjournments thereof (the "Meeting").

   Where the stockholder specifies a choice on the enclosed proxy card as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the proposal to amend the Company's Restated Certificate of Incorporation. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

   The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposal to amend the Company's Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

   The close of business on July 17, 2000 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of the close of business on July 17, the Company had 10,935,353 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

   This Proxy Statement and the accompanying proxy are being mailed on or about July 27, 2000 to all stockholders entitled to notice of and to vote at the Meeting.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth certain information known to the Company with respect to the beneficial ownership of Common Stock as of June 30, 2000 by: (i) all persons known to the Company to be beneficial owners of five percent (5%) or more of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all of the Company's directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to convertible securities that are currently exercisable or convertible or which will become exercisable or convertible within 60 days of June 30, 2000 are deemed to be beneficially owned by the person holding such options for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed below, based upon such information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable.

                                  Number of Shares      Percentage of Shares
                               Beneficially Owned (1) Beneficially Owned (1)(2)
          Beneficial Owner     ---------------------- -------------------------
Peter Friedli (3)............         663,750                    6.1%
 Friedli Corporate Finance AG
 Freigutstrasse 5
 8002 Zurich, Switzerland

FMR Corp. (4)................         596,500                    5.5%
 82 Devonshire St.
 Boston, MA 02109

Wanger Asset Mgt.............         583,000                    5.3%
 227 W. Monroe St.
 Chicago, IL 60606

Mark H. Skolnick, Ph.D. (5)..         440,106                    4.0%

Peter D. Meldrum (6).........         168,016                    1.5%

Walter Gilbert, Ph.D. (7)....         115,970                    1.1%

John J. Horan (8)............          75,714                      *

Arthur H. Hayes, M.D. (8)....          45,000                      *

Jay M. Moyes (9).............          39,901                      *

Gregory C. Critchfield M.D.
 (8).........................          23,000                      *

Christopher L. Wight (10)....          21,400                      *

Adrian N. Hobden Ph.D. (11)..          18,000                      *

Arnold Oliphant (8)..........          11,137                      *

Dale A. Stringfellow, Ph.D.
 (8).........................          10,371                      *

George S. Simon..............               0                    --

Alan J. Main, Ph.D...........               0                    --

Michael J. Berendt, Ph.D.....               0                    --

Linda S. Wilson, Ph.D........               0                    --

All executive officers and
 directors as a group (15
 persons) (12)...............         968,615                    8.5%

--------
  * Less than one percent.

 (1) Percentage of beneficial ownership is calculated assuming 10,933,241 shares of Common Stock were outstanding as of June 30, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
 (2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 320 Wakara Way, Salt Lake City, Utah 84108.
 (3) Includes shares held by Inventure, Inc., Joyce, Ltd., Pine, Inc., and Spring Technology Corp., in each of which Mr. Friedli has a controlling interest. Also includes a currently exercisable warrant to purchase 32,750 shares of Common Stock.
 (4) This information is based solely on a Schedule 13F filed on May 15, 2000 with the Securities and Exchange Commission for the quarter ended March 31, 2000.
 (5) Includes shares held directly by Dr. Skolnick and his wife, shares held by a family limited partnership of which Dr. Skolnick is a general partner, as well as shares held by certain family members. Also includes 165,371 shares of Common Stock subject to currently exercisable options.
 (6) Includes 16,848 shares of Common Stock subject to currently exercisable options.
 (7) Includes 46,485 shares of Common Stock owned by Dr. Gilbert's wife, as to which Dr. Gilbert disclaims beneficial ownership. Also includes 43,000 shares of Common Stock subject to currently exercisable options.
 (8) Consists of shares of Common Stock subject to currently exercisable options.
 (9) Includes shares held directly by Mr. Moyes and his children. Also includes 37,743 shares of Common Stock subject to currently exercisable options.
(10) Includes 11,400 shares of Common Stock subject to currently exercisable options.
(11) Includes 10,000 shares of Common Stock subject to currently exercisable options.
(12) Includes 449,584 shares of Common Stock subject to currently exercisable options.

   To the Company's knowledge, each beneficial owner of more than 10% of Common Stock filed all reports and reported all transactions on a timely basis with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and the Company.

                  PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

   The Board of Directors of the Company has approved and recommends that the stockholders approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 15 million shares to 60 million shares. The proposed amendment amends and restates the first sentence of Article FOURTH, Section A of the Company's Restated Certificate of Incorporation to read in its entirety as follows:

  The total number of shares of capital stock of all classes which the Corporation is authorized to issue is 65,000,000, of which shares 60,000,000 of the par value of $.01 each shall be designated "Common Stock", and of which shares 5,000,000 of the par value of $.01 each shall be a class designated "Preferred Stock".

   If the proposed amendment is adopted and the authorized number of shares of Common Stock is increased, then the additional authorized shares of Common Stock may be issued from time to time by action of the Board of Directors, without further stockholder approval, for such consideration as the Board of Directors determines to be adequate, or without consideration as a stock dividend or stock split. Stockholders have no preemptive rights to purchase or subscribe for any additional shares of Common Stock.

   On June 30, 2000, the Company had 10,933,241 shares of Common Stock issued and outstanding. Also on that date, the Company had 1,881,447 shares of Common Stock subject to outstanding options. Accordingly, a high percentage of the Company's 15 million authorized shares have been issued or reserved for issuance and thus relatively few shares are available to the Company for use in connection with its future financing and other corporate needs.

   The Board of Directors of the Company believes the increase in the authorized shares is necessary to provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits, stock dividends, and other corporate purposes without the delay and expense incidental to obtaining stockholder approval each time an opportunity requiring the issuance of shares may arise.

   The additional shares of Common Stock to be authorized by adoption of the amendment to the Restated Certificate of Incorporation would have rights identical to the currently outstanding shares of Common Stock. Adoption of the proposed amendment to the Restated Certificate of Incorporation would not affect the rights of the holders of currently outstanding shares of Common Stock. Any issuance of shares of Common Stock authorized by the proposed amendment would have the normal consequences associated with increasing the number of shares outstanding, including dilution of share ownership, voting rights and earnings per share.

   Adoption of the amendment to the Restated Certificate of Incorporation to increase the Company's authorized Common Stock requires the vote of a majority of the outstanding shares of Common Stock. If the proposal is approved, the Company intends to file a certificate of amendment to the Company's Restated Certificate of Incorporation shortly after the Meeting although it will not be required to do so. The Board of Directors may abandon the amendment without any further action by the stockholders at any time prior to the filing of the certificate of amendment. The amendment to the Restated Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  OTHER ACTION

   Management is not aware at this time of any other matters that will be presented for action at the Meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

                             STOCKHOLDER PROPOSALS

   The deadline for submitting proposals to be considered for inclusion in the proxy statement relating to the Annual Meeting of Stockholders to be held in 2000 has passed. Stockholder proposals may still be submitted to be considered for presentation at such meeting, although not included in the proxy statement. Such stockholder proposals must be received, marked for the attention of:
Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108, no later than September 11, 2000 and no earlier than August 11, 2000.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Christopher L. Wight

                                          Christopher L. Wight
                                          Secretary

July 27, 2000

                                                                        Appendix


                             MYRIAD GENETICS, INC.

           THIS PROXY IS BEING SOLICITED BY MYRIAD GENETICS, INC.'S
                              BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated July 27, 2000 in connection with the Special Meeting to be held at 9:00 a.m. on Tuesday, August 15, 2000 at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah and hereby appoints Peter D. Meldrum and Jay M. Moyes, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MYRIAD GENETICS, INC. registered in the name provided herein which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in said Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the proposal to amend the Company's Restated Certificate of Incorporation.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

SEE REVERSE SIDE FOR PROPOSAL. If you wish to vote in accordance with the Board of Directors' recommendation, just sign on the reverse side. You need not mark any boxes.

                                                              (SEE REVERSE SIDE)
                                                              ------------------


             X              Please mark votes as in this example.
            ---


1. Proposal to amend the Restated Certificate of Incorporation of Myriad Genetics, Inc. to increase the authorized shares of Common Stock from 15 million shares to 60 million shares.

        __ FOR                  __ AGAINST                  __ ABSTAIN



                                           Please sign exactly as name(s)
                                           appears hereon.  Joint owners should
                                           each sign.  When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such.

                                           Signature:__________________________
                                           Date:_______________________________

                                           Signature:__________________________
                                           Date:_______________________________